UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2015

MEDICAL PROPERTIES TRUST, INC.

MPT OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland Delaware	001-32559 333-177186	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL		35242
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (205) 969-3755

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 31, 2015, affiliates of Medical Properties Trust, Inc. (the “Company”) and MPT Operating Partnership, L.P. (the “Operating Partnership”) completed the previously announced acquisition of all of the outstanding interests in Capella Holdings, Inc., the sole stockholder and parent company of Capella Healthcare, Inc. The acquisition was originally reported on a Current Report on Form 8-K, filed by the Company and Operating Partnership with the Securities and Exchange Commission on September 4, 2015 (the “Original Filing”). This amendment to the Original Filing is being filed to provide the historical financial statements of Capella Holdings, Inc. required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the Original Filing.

The financial statements and information attached hereto should be read in conjunction with the Original Filing and this amendment.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Capella Holdings, Inc. as of December 31, 2013 and 2014, and for each of the years ended December 31, 2014 and 2013, are attached hereto as Exhibit 99.1.

The unaudited condensed consolidated financial statements of Capella Holdings, Inc. as of June 30, 2015 and for the six months ended June 30, 2015 are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Medical Properties Trust, Inc. and Subsidiaries, and of MPT Operating Partnership, L.P. and Subsidiaries, as of June 30, 2015 and for the year ended December 31, 2014 and for the six months ended June 30, 2015, are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

23.1*	Consent of Ernst & Young LLP

99.1*	Audited consolidated financial statements of Capella Holdings, Inc.

99.2*	Unaudited condensed consolidated financial statements of Capella Holdings, Inc.

99.3*	Medical Properties Trust, Inc. and Subsidiaries and MPT Operating Partnership, L.P. and Subsidiaries unaudited pro forma condensed consolidated financial statements

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: November 9, 2015

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial
Officer
of the sole member of the general partner of MPT Operating Partnership, L.P.

Date: November 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Ernst & Young LLP

99.1*	Audited consolidated financial statements of Capella Holdings, Inc.

99.2*	Unaudited condensed consolidated financial statements of Capella Holdings, Inc.

99.3*	Medical Properties Trust, Inc. and Subsidiaries and MPT Operating Partnership, L.P. and Subsidiaries unaudited pro forma condensed consolidated financial statements

*	Filed herewith